                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               ASTA FUNDING, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

          -------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

          -------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

          -------------------------------------------------------------

     (5) Total fee paid:

          -------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

          ------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------

     (3)  Filing Party:

          ------------------------------------------------------------

     (4)  Date Filed:

          ------------------------------------------------------------

                               ASTA FUNDING, INC.
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

Dear Stockholder:

         On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey, on March 1, 2006 at 11:00 a.m.

         The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. I am also pleased to enclose a copy of the Company's 2005 Annual Report on Form 10-K/A, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2005.

         It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

         I look forward to seeing you at the Meeting.

Sincerely,



Gary Stern
President and Chief Executive Officer

Dated:  January 27, 2006

                                ASTA FUNDING, INC
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 1, 2006

         The Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey, on March 1, 2006 at 11:00 a.m. to consider and act upon the following:

         1. The election of eight directors.

         2. Adoption of the Asta Funding, Inc. Equity Compensation Plan.

         3. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on January 20, 2006 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 for a period of ten days prior to the Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Mitchell Cohen
                                   -----------------------------------
                                   Mitchell Cohen, Chief Financial Officer
                                   and Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

Dated: January 27, 2006

                                ASTA FUNDING, INC
                                210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MARCH 1, 2006


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey on March 1, 2006 at 11:00 a.m., and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about January 27, 2006. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote "FOR" all proposals listed. If no directions are given by the person(s) executing this Proxy, the shares will be voted in favor of all listed proposals and for the election of management's nominees to the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted for all proposals.

         The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only holders of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record on the close of business on January 20, 2006 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, the Company had outstanding 13,602,824 shares of Common Stock. Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There are no cumulative voting rights with respect to the election of Directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

         The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality vote and approval of the adoption of the Asta Funding Equity Compensation Plan will require the affirmative vote of a majority of the shares present and entitled to vote with respect to that proposal. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present and do not have an effect on the election of directors. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a "no" vote. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage, of votes needed for approval of a matter.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of December 31, 2005 with respect to beneficial ownership of the Company's Common Stock by (i) each director and executive officer acting in the capacity as such on September 30, 2005, (ii) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.



Name and Address of Beneficial Owner                         Amount and
                                                               Nature
                                                           Of Beneficial
                                                             Ownership          Percentage (1)
                                                           --------------       --------------
Arthur Stern..........................................         789,232(2)             5.7%
Gary Stern............................................       1,525,902(3)            10.6%
Mitchell Cohen........................................          30,000(4)               *
Herman Badillo
120 Broadway
New York, NY  10271...................................          73,000(5)               *
Edward Celano
2115 Scotch Gamble Road
Scotch Plains, NJ ....................................          55,002(6)               *
Harvey Leibowitz
159 West 53rd Street, Apt 229
New York, NY  10019...................................          80,000(7)               *
David Slackman
28 Markwood Lane
East Northport, NY  11731.............................          43,834(8)               *
Alan Rivera...........................................          42,000(9)               *
Louis A. Piccolo
211 East 53rd Street
New York, NY  10022...................................          23,769(10)              *
Asta Group, Incorporated..............................         842,000(11)            6.2%
Barbara Marburger
9 Locust Hollow Road
Monsey, NY  10952.....................................         440,440(12)            3.2%
Judith R. Feder
928 East 10th Street
Brooklyn, NY  11230...................................       1,865,000(13)           13.7%
Stern Family Investors LLC............................         692,000(14)            5.1%
GMS Family Investors LLC..............................       1,162,000(15)            8.5%
All executive officers and directors
as a group (9 persons)................................       2,662,739(16)           17.6%


*  Less than 1%

         (1) Any shares of common stock that any person named above has the right to acquire within 60 days of December 31, 2005, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

         (2) Includes 346,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005, and 214,599 shares of common stock owned by Asta Group, Incorporated which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 1,278 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs.

         (3) Includes 846,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005, and 196,656 shares of common stock owned by Gary Stern as custodian for his minor children and 285,607 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 923,325 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Also excludes 196,656 shares of common stock held by one of his children who is no longer a minor and for which he disclaims beneficial ownership.

         (4) Represents 30,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (5) Represents 73,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (6) Represents 55,002 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (7) Represents 80,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (8) Includes 43,334 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (9) Represents 42,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (10) Represents 23,769 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005.

         (11) Asta Group, Incorporated is owned by Arthur Stern, our Chairman of the Board and an Executive Vice President, Gary Stern, our President and Chief Executive Officer, and other members of the Stern family, including Barbara Marburger.

         (12) Includes 90,676 shares of common stock owned by Barbara Marburger as custodian for her minor child and 70,907 shares of common stock owned by Asta Group, which shares are attributable to Barbara Marburger based on her percentage ownership of Asta Group. Excludes shares of common stock held by her children who are no longer minors and for which she disclaims beneficial ownership. Barbara Marburger is the daughter of Arthur Stern and the sister of Gary Stern.

         (13) Includes 11,000 shares owned directly, 692,000 shares owned by Stern Family Investors LLC and 1,162,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power as to such shares.

         (14) A limited liability company of which Judith R. Feder has sole voting and investment power. Arthur Stern has a 49.5% beneficial interest in the LLC, his wife, Alice Stern, has a 1% beneficial interest, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC.

         (15) A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

         (16) Includes 1,539,105 shares of common stock issuable upon exercise of options that are exercisable within 60 days of December 31, 2005. Excludes the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation and Bylaws, the number of directors of the Company has been set by the Board of Directors at eight. At the Meeting, eight directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         All eight nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors' nominees will be voted for such other person.

                  The current Board of Directors, based on the recommendation of our Nominating Committee, nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees as of December 31, 2005 is set forth below:

NAME                       AGE          POSITION
----                       ---          --------
Arthur Stern               85           Chairman of the Board and Executive
                                        Vice President
Gary Stern                 53           Director, President and Chief
                                        Executive Officer
Herman Badillo             76           Director
Edward Celano (1)(3)       67           Director
David Slackman (1)(2)      58           Director
Harvey Leibowitz (1)(2)    71           Director
Alan Rivera(2)(3)          43           Director
Louis A. Piccolo(3)        53           Director

(1)   Member of Audit Committee
(2)   Member of Compensation Committee
(3)   Member of Nominating Committee

         Arthur Stern has been a director and has served as Chairman of the Board of Directors and Executive Vice President of the Company since the Company's inception in July 1994. Since 1963, Mr. Stern has been President of Asta Group, Incorporated, a consumer finance company ("Group"). In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

         Gary Stern has been a director and the President and Chief Executive Officer of the Company since the Company's inception in July 1994. Mr. Stern has been Vice President, Secretary, Treasurer and a director of the Group since 1980 and held other positions with Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

         Herman Badillo has been a director of the Company since September 1995. He has been Of Counsel at Sullivan Papain Block McGrath & Cannavo P.C since 2005. Prior to joining his current firm Mr. Badillo was a founding member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, for more than six years. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor's Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979.

         Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003 and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank, now Bank of America, after having held different positions at the bank for over 20 years.

         Harvey Leibowitz has been a director of the Company since March 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963.

         David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as President, Manhattan Market -- New York of Commerce Bank since June 2001. Prior to June 2001, Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994.

         Alan Rivera has been a director of the Company since February 2004. Mr. Rivera has served as Chief Financial Officer and General Counsel of Millbrook Capital Management Inc. since September 1996. Prior to September 1996, Mr. Rivera was an Executive Vice President of Finance and Administration and General Counsel of the New York City Economic Development Corporation from 1994 to 1996.

         Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc since 1988. A.L. Piccolo & Co. is a business consulting firm specializing in management and financial consulting. Prior to 1988, Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc from 1983 to 1988, and held the same positions at Debenham's PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick.

         Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

                               PROPOSAL NUMBER TWO

           APPROVAL OF THE ASTA FUNDING, INC. EQUITY COMPENSATION PLAN

GENERAL

         On December 1, 2005, the Board of Directors adopted the Company's Equity Compensation Plan (the "Equity Compensation Plan"), subject to the approval of the stockholders of the Company. The Equity Compensation Plan was adopted to supplement the Company's existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan allows the Company with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights.

         The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

         The Board believes that the Equity Compensation Plan will advance our interests by enhancing our ability to (a) attract and retain employees, directors and consultants who are in a position to make significant contributions to our success; (b) reward employees, directors and consultants for these contributions; and (c) encourage employees, directors and consultants to take into account our long-term interests through ownership of our shares.

DESCRIPTION OF THE EQUITY COMPENSATION PLAN

         The following description of the principal terms of the Equity Compensation Plan is a summary and is qualified in its entirety by the full text of the Equity Compensation Plan, which is attached as Exhibit A hereto.

         Administration. The Equity Compensation Plan provides that it will be administered by a committee (the "Committee") appointed by the Board of Directors, consisting of not less than two members of the Board who qualify as both non-employee directors and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Equity Compensation Plan was adopted by the Board, subject to stockholder approval, on December 1, 2005 and has a term of ten years measured from the date of adoption. Accordingly, no grants may be made under the Equity Compensation Plan after November 30, 2015, but the Equity Compensation Plan will continue thereafter while previously granted options, rights and awards remain subject to the Equity Compensation Plan.

         Types of Options and other Awards. The Equity Compensation Plan authorizes the Committee to grant options ("Options") that are Incentive Stock Options within the meaning of Section 422 of the Code, Nonstatutory Stock Options or a combination of both. In addition, the Equity Compensation Plan authorizes the Committee to grant Stock Purchase Rights, Stock Appreciation Rights ("SARs" and together with Stock Purchase Rights, "Rights"), and Restricted and Unrestricted Stock Awards ("Awards").

         Eligibility. All officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive Options, Rights, and Awards under the Equity Compensation Plan (approximately 140 persons as of January 24,
2006). Grants of Options, Rights, and Awards under the Equity Compensation Plan are discretionary, and the Company is unable, at the present time, to determine the identity or number of directors, officers and other employees who may be granted Options, Rights, and Awards under the Equity Compensation Plan in the future.

         Shares Subject to the Equity Compensation Plan. Subject to adjustments set forth in the Equity Compensation Plan, the aggregate number of shares of Common Stock available for issuance in connection with all Options, Rights, and Awards granted to employees and consultants under the Equity Compensation Plan will be 1,000,000, in each case subject to customary adjustments for stock splits, stock dividends or similar transactions.

         If any Option, Right or Award granted under the Equity Compensation Plan terminates without having been exercised in full or if any Award is forfeited, the number of shares of Common Stock as to which such Option or Right was not exercised or Award has been forfeited shall be available for future grants within certain limits under the Equity Compensation Plan. No employee, director or consultant may receive Options or Stock Appreciation Rights of or relating to more than 100,000 shares of Common Stock in the aggregate in any year.

         Terms and Conditions of Options. The Committee determines the exercise price of Options granted under the Equity Compensation Plan. The exercise price of Incentive Stock Options must be at least equal to the fair market value per share of Common Stock (or 110% of fair market value in the case of Incentive Stock Options granted to a ten-percent stockholder) issuable upon exercise of the option at the time the Incentive Stock Option was granted. If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value shall generally be the closing sale price for the last trading day before the date of grant. If on the date of grant the Common Stock is regularly quoted by a recognized securities dealer but not on a stock exchange or quoted on NASDAQ, the fair market value shall be the mean between the high and low asked prices on the last trading day before the date of grant. If no such prices are available, the fair market value shall be determined in good faith by the Committee. On January 24, 2006, the closing sale price of a share of Common Stock on the NASDAQ National Market was $29.09.

         No option may be exercisable for more than ten years (five years in the case of an Incentive Stock Option granted to a ten-percent stockholder) from the date of grant. Options issued under the Equity Compensation Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive Incentive Stock Options that first become exercisable in any calendar year in an amount exceeding $100,000.

         Generally, the option price may be paid (a) in cash or by certified check, (b) through delivery of shares of Common Stock held for more than six months and having a fair market value equal to the purchase price, or (c) a combination of these methods. The Committee is also authorized to establish a cashless exercise program.

         No Option may be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime an Option may be exercised only by the recipient. Unless otherwise provided by the Committee, Options that are exercisable at the time of a recipient's termination of service with the Company will continue to be exercisable for one day less than three months, unless the optionee terminates employment or service with the Company due to death in which case the Option will be exercisable for a period of six months.

         Stock Purchase Rights. Stock Purchase Rights may be granted by the Committee either alone, or in tandem with, other Options or Awards under the Equity Compensation Plan. A Stock Purchase Right allows a recipient to purchase a share of Common Stock at a price determined by the Committee. Unless otherwise determined by the Committee, the Company will have the right to repurchase the shares of Common Stock acquired upon exercise of the Stock Purchase Right upon the recipient's termination of service for any reason. Upon exercise of a Stock Purchase Right, the purchaser will have all of the rights of a shareholder with respect to the shares of Common Stock acquired thereby.

         Stock Purchase Rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the Committee, if a recipient's employment or consulting relationship terminates for any reason, the Company shall be granted a repurchase option, which option shall lapse at a rate determined by the Committee.

         Stock Awards. The Committee may also grant a Restricted or Unrestricted Stock Award to any eligible employee or consultant. Under a Restricted Stock Award, shares of Common Stock that are the subject of the Award are generally subject to forfeiture to the extent that the recipient terminates service with the Company prior to the Award having vested or if the performance goals established by the Committee as a condition of vesting are not achieved. Shares of Common Stock subject to a Restricted Stock Award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the Award unless and until the applicable restrictions lapse. Unless otherwise determined by the Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted Stock Awards are grants of shares of Common Stock that are not subject to forfeiture.

         To the extent that the Committee grants Awards that are subject to the satisfaction of performance goals specified by the Committee ("Performance Awards"), the Committee shall establish the specified levels of performance goals. Performance goals may be weighted for different factors and measures. The Committee will have discretion to make adjustments to a Performance Award in certain circumstances, such as when a person is promoted into a position of eligibility for a Performance Award, is transferred between eligible positions with different performance goals, terminates employment and is subsequently rehired, takes a leave of absence, or other similar circumstances deemed appropriate by the Committee. The Committee may also increase or decrease an Award to any individual, except that, an Award intended to be "qualified performance-based compensation" for purposes of Section 162(m) of the Code, may not be increased. The Committee will certify the degree of attainment of performance goals after the end of each year.

         If Awards are intended to satisfy the conditions for deductibility under Section 162(m) of the Code as "performance-based compensation," the performance criteria will be selected from among the following, which may be applied to the Company as a whole, or to an individual recipient, or to a department, unit, division or function within the Company or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices): (a) earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes ("EBIT") or before or after interest, taxes, depreciation, and amortization ("EBITDA"); (b) gross or net revenue or changes in annual revenues;
(c) cash flow(s) (including either operating or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price, or share price appreciation; (f) earnings growth or growth in earnings per share; (g) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (h) adjusted pre-tax margin; (i) pre-tax profits; (j) operating margins; (k) operating profits; (l) operating expenses; (m) net income or net operating income; (n) growth in operating earnings or growth in earnings per share; (o) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (p) reduction of losses, loss ratios or expense ratios; (q) operating cost management; (r) cost of capital; (s) debt reduction; or (t) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures.

         Stock Appreciation Rights. A SAR may be granted by the Committee either alone, or in tandem with, other Options, Rights or Awards under the Equity Compensation Plan. Stock Appreciation Rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime, the right may be exercised only by the recipient. A SAR shall relate to such number of shares of Common Stock as the Committee determines. Each SAR will have an exercise period determined by the Committee not to exceed ten years from the date of grant. Upon exercise of a SAR, the holder will receive a number of shares of Common Stock or cash equal to (i) the number of shares for which the SAR is exercised times the appreciation in the fair market value of a share of Common Stock between the date the SAR was granted and it's date of exercise; divided by (ii) the fair market value of a share of Common Stock on the date that the SAR is exercised.

         Effect of Certain Corporate Transactions. In the event that the Company merges or consolidates with another corporation, or if the Company liquidates or sells substantially all of its assets, or if a person or entity or a group of persons and/or entities acting in concert becomes the beneficial owner of more than 50% of the Company's outstanding securities, then each holder of an Option or Right will be entitled, upon exercise of such Option or Right, to receive, in lieu of shares of Common Stock, the securities or other property to which the holder would have been entitled if such Option or Right had been exercised immediately prior to such event. However, the Board may waive any restrictions applicable to Options or Rights so that they may be exercised prior to such an event and cancel such Options or Rights. Subject to such terms and conditions as the Committee may impose, all vesting periods and other conditions applicable to an Award will be deemed to have been satisfied as a result of such an event.

         Amendment, Termination. The Equity Compensation Plan may be amended or terminated at any time by the Board, except that no amendment may be made without shareholder approval if such approval is required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable law, and no amendment or revision may alter or impair an outstanding Option, Right or Award without the consent of the holder thereof, or impair the rights of any participant without the participant's written consent.

FEDERAL INCOME TAX CONSEQUENCES

         Following is a summary of the federal income tax consequences of Option and other grants under the Equity Compensation Plan. Optionees and recipients of other Rights and Awards granted under the Equity Compensation Plan are advised to consult their personal tax advisors before exercising an Option, Right or Award or disposing of any stock received pursuant to the exercise of an Option, Right or Award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

     TREATMENT OF OPTIONS

         The Code treats Incentive Stock Options and Nonstatutory Stock Options differently. However, as to both types of Options, no income will be recognized to the optionee at the time of the grant of the options under the Equity Compensation Plan, nor will the Company be entitled to a tax deduction at that time.

         Generally, upon exercise of a Nonstatutory Stock Option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a Nonstatutory Stock Option, tenders shares of common stock of the Company in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an Incentive Stock Option and the tender is within two years from the date of grant or one year after the date of exercise of the Incentive Stock Option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the Incentive Stock Option.

         For Incentive Stock Options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

         In general, if an optionee, in exercising an Incentive Stock Option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

         As noted above, the exercise of an Incentive Stock Option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

     TREATMENT OF STOCK AWARDS

         Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or the Company upon the grant of shares that are the subject of a Restricted Stock Award ("Restricted Shares") or that are received, subject to restrictions, upon exercise of a Stock Purchase Right. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a
Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the recipient will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

         The recipient of an Unrestricted Stock Award will recognize ordinary income, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value of the Common Stock at the time the Award is made.

     TREATMENT OF STOCK APPRECIATION RIGHTS

         Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will the Company be entitled to a deduction at that time. Upon exercise of the SAR, the holder will recognize ordinary income, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value of the Common Stock at that time.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS

         Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Options granted in the future under the Equity Compensation Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code
Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

CIRCULAR 230 DISCLAIMER

         Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or
(ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.


TAX WITHHOLDING

         The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an Award of shares of Common Stock or cash to pay any federal, state or local taxes required by law to be withheld.

EQUITY GRANTS

         The grant of Options, Rights and Awards under the Equity Compensation Plan is discretionary, and the Company cannot determine now the number or type of options, rights or other awards to be granted in the future to any particular person or group.

VOTE REQUIRED

         The affirmative vote of a majority of the shares present and entitled to vote at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of Proposal Number 2.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE EQUITY COMPENSATION PLAN.

The Equity Compensation Plan is attached to this Proxy Statement as Exhibit A.

                         BOARD ORGANIZATION AND MEETINGS

         Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has initiated actions consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission and The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence:
Edward Celano, Harvey Leibowitz, David Slackman, Alan Rivera and Louis A.
Piccolo.

         During the fiscal year ended September 30, 2005, the Board of Directors held three meetings and acted one time by unanimous consent, the Audit Committee held four meetings; the Compensation Committee held one meeting and the Nominating Committee held one meeting. During the 2005 fiscal year, all members of the Board of Directors attended at least 75% of all the meetings of the Board of Directors that such Director was eligible to attend, and committees of the Board of Directors of which such director was a member. There are three standing committees of the Board of Directors, each of which is described below.

         Compensation Committee. During the fiscal year ended September 30, 2005, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz and Alan Rivera. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of the Company's officers and directors and to recommend any changes in compensation to the full Board of Directors.

               Nominating Committee. During the fiscal year ended September 30, 2005, the Nominating Committee consisted of Edward Celano (Chairman), Louis Piccolo and Alan Rivera. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company's Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

         Audit Committee. During the fiscal year ended September 30, 2005, the Audit Committee consisted of Harvey Leibowitz (the Chairman), David Slackman and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company's independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

         The Audit Committee has selected Eisner LLP to serve as the Company's independent accountants during the current fiscal year, ending September 30, 2006. Eisner LLP served as the Company's independent registered public accounting firm during the fiscal year ended September 30, 2005. A representative of Eisner LLP is expected to be present at the Annual Meeting to make such statements as Eisner LLP may desire and will be available to answer appropriate questions from shareholders.

         Audit Committee Financial Expert. The Board of Directors has determined that Harvey Leibowitz is an "audit committee financial expert"; as such term is defined by the Securities and Exchange Commission ("SEC"). As noted above, Mr. Leibowitz - as well as the other members of the Audit Committee - has been determined to be "independent" within the meaning of SEC and NASDAQ regulations.

         Audit Committee Charter. The Audit Committee performed its duties during fiscal 2005 under a written charter approved by the Board of Directors. The Audit Committee charter was filed as Exhibit A to the Company's Proxy Statement for 2004 on Form 14A filed as of August 31, 2004.

         Independence of Audit Committee Members. The Company's Common Stock is listed on the NASDAQ National Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and under the SEC's Rule 10A-3.

         Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005:

         (1) The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

         (2) The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented.

         (3) The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the Company's independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2005 Annual Report on Form 10-K.

                            Audit Committee Members:

                           Harvey Leibowitz (Chairman)
                                 David Slackman
                                  Edward Celano

         The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

         Audit Fees. The Company was billed $564,000 for the audit of the Company's annual financial statements for the year ended September 30, 2005 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during fiscal 2005. Such fees included the audit of the Company's evaluation of internal controls as required by the Sarbanes- Oxley Act of 2002. The Company was billed $317,000 for the audit of the Company's annual financial statements for the year ended September 30, 2004 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during fiscal 2004.

         Financial Information Systems Design Implementation Fees. The Company was not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) from the Company's independent registered public accounting firm during the year ended September 30, 2005.

         All Other Fees. There were no other services provided by Eisner LLP, the Company's independent registered public accounting firm.

         The Audit Committee has approved the engagement of Eisner LLP as the Company's independent registered public accounting firm. The Audit Committee requires the Company's independent registered public accounting firm to advise the Audit Committee in advance of the independent registered public accounting firm's intent to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements. The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company's independent registered public accounting firm.

         Other Matters. No other matters were considered by the Audit Committee of the Board of Directors.

         Of the time expended by the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended September 30, 2005, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

         Nominating Committee. The Board of Directors has established a Nominating Committee consisting of Edward Celano (Chairman), Louis Piccolo, and Alan Rivera. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company's Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

         Nominating Committee Charter. The Board of Directors has adopted a Nominating Committee charter to govern its Nominating Committee. The Nominating Committee charter was filed as Exhibit B to the Company's Proxy Statement for 2004 on Form 14A filed as of August 31, 2004.

         Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

         Procedures for Considering Nominations Made by Shareholders. The Nominating Committee's charter and guidelines developed by the Nominating Committee describe procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and
(b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

         Qualifications. The charter and guidelines developed by the Nominating Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

         o must satisfy any legal requirements applicable to members of the Board of Directors;

         o must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

         o must have a reputation, in one or more of the communities serviced by Asta and its subsidiaries, for honesty and ethical conduct;

         o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

         o must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee's capacity to serve in a fiduciary position.

         Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by shareholders. The guidelines developed by the Nominating Committee provide that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

         o a review of the information provided to the Nominating Committee by the proponent;

         o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

         o        a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

         Third Party Recommendations. In connection with the 2006 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company's Common Stock for at least one year.

                                PERFORMANCE GRAPH

                  Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

         The following graph compares the cumulative total shareholder return on our Common Stock since September 30, 1999, with the cumulative return for the NASDAQ Stock Market (US) Index and five stocks comprising our peer group index over the same period, assuming the investment of $100 on September 30, 2000, and the reinvestment of all dividends. We declared dividends of $0.025 per share in fiscal 2003 payable November 1, 2003. During the year ended September 30, 2004, we declared quarterly cash dividends aggregating $0.12 per share, of which $0.035 per share was paid November 1, 2004. During the year ended September 30, 2005, we declared quarterly cash dividends aggregating $0.14 per share, of which $0.035 per share was paid November 1, 2005.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG ASTA FUNDING, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                       2000     2001      2002       2003      2004       2005
                       ----     ----      ----       ----      ----       ----
ASTA FUNDING, INC.    100.00   172.28    189.39     452.88    569.11    1072.95
PEER GROUP INDEX      100.00    23.78     18.69      51.43     58.46      92.41
NASDAQ MARKET INDEX   100.00    40.97     32.96      50.52     53.56      60.93

                   ASSUMES $100 INVESTED ON SEPTEMBER 30, 2000
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING SEPTEMBER 30, 2005

                            COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company received a fee of $20,000 for fiscal 2005. Each Committee Chair received a fee $5,000 for fiscal 2005. The Company reimburses each director for the expenses incurred in connection with attendance at such meetings. Effective September 30, 2005, the Company accelerated the vesting of all the unvested stock options previously awarded to employees, officers and directors under the Company's stock option plans, which resulted in the acceleration of option vesting of 221,105 options for all non-employee directors.

                             EXECUTIVE COMPENSATION

         The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended September 30, 2005, 2004 and 2003 with respect to the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus are $100,000 or more:

                           SUMMARY COMPENSATION TABLE


                                                                                                     Long-Term
                                                                                                   Compensation
                                                                                                    Awards (1)
                                                                                                    ----------
                                                                                                    Securities
                                                            Annual Compensation       Other         Underlying
                                                          -----------------------     Annual         Options/         All Other
             Name and                                      Salary         Bonus    Compensation       SARs(#)        Compensation
        Principal Position                     Year          ($)           ($)          ($)            (2)              ($)(3)
-----------------------------------           ------      --------       --------  -------------    ----------        --------
Gary Stern                                     2005       $498,641       $100,000       --                 --         $  8,207
 President and Chief                           2004       $450,000       $ 50,000       --            150,000         $  6,331
 Executive Officer                             2003       $375,000       $250,000       --             70,000         $  7,958

Arthur Stern                                   2005       $324,320       $ 75,000       --                 --               --
 Chairman of the Board and                     2004       $300,000       $ 25,000       --             80,000               --
 Executive Vice President                      2003       $275,000       $ 50,000       --             70,000               --

Mitchell Cohen                                 2005       $197,115       $ 75,000       --                 --         $  1,269
 Chief Financial Officer (4)                   2004       $  7,115       $ 12,500       --             30,000               --



(1) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payouts during the fiscal years ended September 30, 2005, 2004 or 2003.

(2) Comprised of incentive stock options and non-qualified stock options granted under the Company's 2002 Stock Option Plan. See "2002 Stock Option Plan." The Company did not grant any stock options to executive officers for the fiscal year ended September 30, 2005.

(3) Includes insurance premium amounts paid by the Company and matching contributions to the Company's 401K Plan.

(4) Mitchell Cohen assumed the role of Chief Financial Officer October 1, 2004. Salary and Bonus for 2004 was for the period September 9, 2004 through September 30, 2004.

EMPLOYMENT AGREEMENTS

         Arthur Stern entered into an Employment Agreement with the Company on November 11, 2003 which will continue until November 10, 2006. The Employment Agreement for Arthur Stern provides for a base annual salary and an annual bonus determined at the discretion of the Compensation Committee Board of Directors. Arthur Stern's base salary for fiscal year 2005 was approximately $325,000 with a bonus of $75,000. Arthur Stern's base salary for fiscal year 2006 is $340,000. The Company is in the process of finalizing new employment agreements with Gary Stern and Mitchell Cohen. In the interim, a base salary for Gary Stern for fiscal year 2006, approved by the Compensation Committee, is $550,000. Gary Stern's base salary for fiscal year 2005 was approximately $500,000 with a bonus of $100,000. Prior to contract finalization, the Compensation Committee has approved a base salary for Mitchell Cohen in the amount of $235,000 for fiscal year 2006. Mr. Cohen's base salary for fiscal year 2005 was approximately $200,000 with a bonus of $75,000.

           If Arthur Stern's employment with the Company is terminated for "Disability" or "Without Cause" (as such terms are defined in the Employment Agreement), or upon death, the Company will pay Arthur Stern or his estate, the base annual salary and other benefits under the Employment Agreement for the remainder of the three year term. Arthur Stern's Employment Agreement contains certain non-competition covenants and confidentiality provisions. During the term of the Employment Agreement and for a period of 12 months after the date of termination of the Employment Agreement for cause (as defined in the Employment Agreement), or for such period as the Company will continue to pay Arthur Stern his base salary and other benefits under the Employment Agreement, Arthur Stern, will not, in any geographic area in which the Company does business as of the date of termination of such Employment Agreement, directly or indirectly, compete with or be engaged in, or directly or indirectly own, manage, operate, loan money to or otherwise participate in, the same business as the Company or its subsidiaries.

                               STOCK OPTION PLANS

1995 STOCK OPTION PLAN

         The 1995 Stock Option Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, which is included as an exhibit to the Company's reports filed with the SEC.

         The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

         The Company has 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan. All but 96,002 shares were utilized. As of September 14, 2005, no more options could be issued under this plan. No option will vest more than ten years from the date of grant.

2002 STOCK OPTION PLAN

         On March 5, 2002, the Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the "2002 Plan"), which plan was approved by the Company's stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is included as an exhibit to the Company's reports filed with the SEC.

         The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

         The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 397,167 were available as of December 31, 2005. As of December 31, 2005, approximately 140 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

         The following tables summarize certain information relating to the grant of options to purchase Common Stock to the executive officers named in the Summary Compensation Table.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


               The Company did not grant any stock options or stock appreciation rights to its executive officers in fiscal 2005. Options granted on October 28, 2004 are attributable to Fiscal Year 2004.



               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                                                                     Value of
                                                                 Number of Securities               Unexercised
                                                                Underlying Unexercised              In-The-Money
                               SHARES                                Options/SARs                   Options/SARs
                              Acquired                             at FY-End (#)(1)                at FY-End ($)(2)
                            on Exercise     Value           -----------------------------   -----------------------------
Name                            (#)        Realized ($)     Exercisable     Unexercisable   Exercisable     Unexercisable
--------------------        -----------    ------------     -----------     -------------   -----------     -------------
Gary Stern                      --              --             846,000          -0-         $25,684,560          $0
Arthur Stern                    --              --             346,000          -0-         $10,504,560          $0
Mitchell Cohen                  --              --              30,000          -0-         $   910,800          $0


(1) The Company did not grant any stock options or stock appreciation rights for fiscal year 2005. Effective September 30, 2005, the Company accelerated the vesting of all unvested stock options previously awarded to employees, officers and directors under the Company's stock option plans which resulted in accelerated option vesting of 110,134 options for Arthur Stern, 193,334 options for Gary Stern, and 20,000 options for Mitchell Cohen.

(2) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $30.36, the fair market value of a share of Common Stock on September 30, 2005 (which equals the last reported sale price of the Common Stock as reported on the Nasdaq National Market on such date).

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1995 Stock Option Plan and 2002 Stock Option Plan, as of September 30, 2005. These plans were the Company's only equity compensation plans in existence as of September 30, 2005.


                                                 (a)                           (b)                            (c)
                                                                                                     Number Of Securities
                                                                                                   Remaining Available For
                                         Number Of Securities                                      Future Issuance Under
                                          To Be Issued Upon             Weighted-Average            Equity Compensation
                                             Exercise Of                Exercise Price Of             Plans (Excluding
                                         Outstanding Options,          Outstanding Options,        Securities Reflected In
Plan Category                            Warrants and Rights           Warrants and Rights               Column (a))
                                         --------------------          --------------------        -----------------------
Equity Compensation Plans                     1,580,605                     $9.1082                         500,669
Approved by Shareholders
Equity Compensation Plans Not                        --                          --                              --
Approved by Shareholders
                                              ---------                     -------                         -------
Total                                         1,580,605                     $9.1082                         500,669
                                              =========                     =======                         =======


                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

Pursuant to the rules adopted by the Securities and Exchange Commission, the following report regarding compensation policies as they affect the Company's executive officers is furnished to the stockholders of the Company. The Compensation Committee of the Board of Directors, consisting entirely of non-management directors, approves all policies under which compensation is paid or awarded to the Company's executive officers. During the fiscal year ended September 30, 2005, the Compensation Committee consisted of David Slackman (the Chairman), Alan Rivera and Harvey Leibowitz.

Compensation Philosophy

The Company's executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to the long-term success of the Company and to closely align the interests of executives with those of the Company's stockholders. The principal elements of the Company's executive compensation program consist of: (i) a current compensation program, (ii) a set of standard benefits and (iii) a long-term benefit program.

The Committee evaluates the level and adequacy of executive compensation through a process that includes an informal analysis of the compensation practices of similarly situated entities in the Company's peer group, as well as those of other receivables management and debt collection companies. The Committee does not rely on quantitative methods or mathematical formulas in setting compensation for a particular executive officer. Instead, the members of the Committee determine appropriate compensation levels after examining a number of factors, including the compensation practices in the competitive marketplace, the Company's historical performance and future prospects, the job responsibilities of each executive, the past and expected contributions of individual executives and other criteria deemed relevant by the Committee.

Current Compensation Program

The current compensation element focuses upon the executive officer's base salary and is designed to provide competitive reimbursement for services rendered. The Company has entered into an employment agreement with Arthur Stern and is in the process of finalizing new employment agreements with Gary Stern and Mitchell Cohen. See "Employment Agreements." Under the current employment agreements base salaries for the executive officers of the Company for 2006 range from $235,000 to $550,000. The Committee believes these base salaries are market for comparable positions at peer companies. The executive officer's annual base salary may be increased as determined by the Board of Directors in its sole discretion.

Standard Benefits

The Company's standard benefit package consists primarily of the matching portion of the Company's 401(k) plan, health insurance benefits and eligibility for annual bonuses.

401(k) Plan
-----------
The Company maintains a 401(k) Retirement Plan covering all of its eligible employees. Matching contributions to the plan are made at the discretion of the Board of Directors each plan year.

Annual Bonuses
--------------
The Compensation Committee of the Board of Directors of the Company in its sole discretion, awards bonuses to executive officers and other employees.

Long-Term Benefit Program

The Company's long-term benefit element is reflected in the grants and awards made pursuant to the Company's stock option plans. Stock options are designed to align the interests of the Company's executives more closely with those of the stockholders. The Company typically grants stock options at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options generally vest in three equal annual installments (on the first, second and third anniversaries of the date of grant, provided that the optionee continues to be employed by the Company on such anniversary date) and are typically exercisable within ten years from the date of grant. The Committee believes that the granting of stock options provides powerful incentives for the creation of long-term value for the Company's stockholders as the full benefit of the stock options cannot be realized unless stock price appreciation occurs over a number of years. The Company's stock option plans are administered by the Compensation Committee, which has authority to determine eligibility, the types and sizes of options, the price and timing of options, and any vesting (including acceleration of vesting) of options.

Compensation of the Chief Executive Officer

The Company is in the process of finalizing a new employment agreement with Gary Stern. See "Employment Agreements." In the interim, the Compensation Committee has approved a base salary of $550,000 for fiscal year 2006 for Gary Stern. During fiscal year 2005, Mr. Stern received a base salary of $500,000 and a bonus of $100,000.

The Committee considered the overall level of Mr. Stern's cash compensation appropriate in view of Mr. Stern's leadership of the Company through its evolution into a leading consumer receivables asset management company, the Company's balance sheet strength and Mr. Stern's contributions to the building of the Company's infrastructure and the increased capabilities and expertise of the senior management team put into place by Mr. Stern. The specific bases for the Committee's determinations regarding Mr. Stern's compensation in 2006 included his aggressive leadership, which resulted in the significant strengthening of the Company's balance sheet and the Company's competitive position, his commitment to the development and implementation of the Company's strategic plan, his contribution to the building of the Company's infrastructure and his contributions to the achievement of the Company's performance goals. Through the first four months of fiscal year 2006, Mr. Stern increased the Company's line of credit from $80 million to $125 million. Mr. Stern's leadership resulted in record revenues and earnings for the fiscal year ended September 30, 2005.

This report is submitted on behalf of the Compensation Committee:


David Slackman (Chairman)
Harvey Leibowitz
Alan Rivera

         The foregoing report of the Compensation Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended September 30, 2005.

                       CERTAIN RELATED PARTY TRANSACTIONS

         The Company has an employment agreement with its Chairman and Executive Vice President, Arthur Stern, and is in the process of finalizing employment agreements with its President and CEO, Gary Stern and Chief Financial Officer Mitchell Cohen. See "Executive Compensation -- Employment Agreements".

         Transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                              STOCKHOLDER PROPOSALS

         SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Company's Annual Meeting of Shareholders to be held in 2007 must be submitted to the Company on or before September 29, 2006, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Company after December 13, 2006, of an intent to present a proposal at the Company's Annual Meeting of Shareholders to be held in 2007, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

         The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to Mitchell Cohen, Chief Financial Officer and Secretary, Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

         Pursuant to a policy adopted by the Board, Board members are required to attend the Company's annual meeting of shareholders. Each of the members of the Board of Directors attended the Company's 2005 annual meeting of shareholders.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K/A, for the fiscal year ended September 30, 2005 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

                                      By Order of the Board of Directors

                                      /s/ Mitchell Cohen
                                      ---------------------------------------
                                      Mitchell Cohen, Chief Financial Officer
                                      and Secretary

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

         EXHIBIT A

                               ASTA FUNDING, INC.

                            EQUITY COMPENSATION PLAN

         1. PURPOSES OF THE PLAN. This Asta Funding, Inc. Equity Compensation Plan (the "Plan") is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. Stock Purchase Rights, Stock Awards, Unrestricted Share Awards and Stock Appreciation Rights may also be granted under the Plan.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  "Applicable Laws" means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

                  "Award" means an Option, a Stock Purchase Right, a Stock Appreciation Right, a Stock Award and/or the grant of Unrestricted Shares.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                  "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  "Company" means Asta Funding, Inc., a Delaware corporation.

                  "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

                  "Director" means a member of the Board.

                  "Employee" means any person, including officers and Directors (other than Non-Employee Directors), serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) if the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                           (ii) if the Common Stock is regularly quoted by a
recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                           (iii) if neither clause (i) above nor clause (ii)
above applies, the Fair Market Value shall be determined in good faith by the Committee.

                  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  "Non-Employee Director" means a Director who is not an Employee.

                  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Purchase Right grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

                  "Option" means a stock option granted pursuant to the Plan.

                  "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

                  "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                  "Parent" means a "parent corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  "Participant" shall mean any Service Provider who holds an Option, a Stock Purchase Right, Restricted Stock, a Stock Award, Unrestricted Shares or Stock Appreciation Rights granted or issued pursuant to the Plan.

                  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                  "Restricted Stock Purchase Agreement" means a written agreement between the Company and an Optionee evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Restricted Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

                  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

                  "Section 16(b)" means Section 16(b) of the Exchange Act.

                  "Service Provider" means an Employee, Director or Consultant.

                  "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

                  "Stock Appreciation Right" means a right awarded pursuant to
Section 14 of the Plan.

                  "Stock Award" means an Award of Shares pursuant to Section 12 of the Plan.

                  "Stock Award Agreement" means an agreement, approved by the Committee, providing the terms and conditions of a Stock Award.

                  "Stock Award Shares" means Shares subject to a Stock Award.

                  "Stock Awardee" means the holder of an outstanding Stock Award granted under the Plan.

                  "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                  "Subsidiary" means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  "Unrestricted Shares" means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

         3. STOCK SUBJECT TO THE PLAN. The maximum aggregate number of Shares that may be issued under the Plan is 1,000,000 Shares. The total number of Shares with respect to which Incentive Stock Options may be granted shall be 1,000,000 Shares. The maximum number of Shares subject to Options and Stock Appreciation Rights which may be issued to any Participant under this Plan during any calendar year is 100,000 Shares. The class and aggregate number of Shares referred to in this paragraph shall be subject to adjustment in accordance with Section 16(a) of the Plan.

         The Shares may be authorized but unissued, or reacquired, shares of Common Stock. If an Option, Stock Purchase Right or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) Appointment of Committee. The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Code. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

                  (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service Providers to whom Options,
Stock Purchase Rights, Stock Awards, Unrestricted Shares and Stock Appreciation
 Rights may be granted hereunder;

                           (iii) to determine the number of shares of Common
Stock to be covered by each Award granted hereunder;

                           (iv) to approve forms of agreement for use under the
Plan;

                           (v) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any Award granted hereunder and of any Restricted Stock Purchase Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options, Stock Purchase Rights and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right, Stock Appreciation Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

                           (vi) to construe and interpret the terms of the Plan,
Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

                           (vii) to prescribe, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (viii)to modify or amend each Award (subject to
Section 19 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options, Stock Appreciation Rights and/or Stock Purchase Rights longer than is otherwise provided for in the Plan and to accelerate the time at which any outstanding Option, Stock Purchase Right or Stock Appreciation Right may be exercised;

                           (ix) to allow grantees to satisfy withholding tax
obligations by having the Company withhold from the Shares to be issued upon exercise of an Option, Stock Appreciation Rights or Stock Purchase Rights that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Committee in its discretion;

                           (x) to authorize any person to execute on behalf of
the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Committee; and

                           (xi) to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Committee's Decision. The Committee's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. Neither the Board nor the Committee, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

         5. ELIGIBILITY. Nonstatutory Stock Options, Stock Purchase Rights, Stock Appreciation Rights, Stock Awards and Unrestricted Shares may be granted to all Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

         6. LIMITATIONS.

                  (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000; those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, "Incentive Stock Options" include Incentive Stock Options granted under the Prior Plans and any other plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) None of the Plan, any Award or any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

         7. TERM OF THE PLAN. Subject to Section 23 of the Plan, the Plan shall become effective upon its adoption by the Board. Unless terminated earlier under
Section 19 of the Plan, no Awards may be granted under the Plan after November 30, 2015.

         8. TERM OF OPTIONS. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. A Nonstatutory Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted.

         9. OPTION EXERCISE PRICE; EXERCISABILITY.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

                                    (B) granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) The per Share exercise price of a Nonstatutory
Stock Option shall be determined by the Committee.

                  (b) Exercise Period and Conditions. At the time that an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

         10. EXERCISE OF OPTIONS; CONSIDERATION.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Option Agreement. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and
(ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and Section 10(c) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. Except as may be otherwise expressly provided herein or in the Option agreement, Options of Participants shall terminate on the earlier of the date of the expiration of the Option or three months after the date of the severance of the employment or affiliation relationship between the Company and the Optionee for any reason, for or without cause, other than death. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at the time thereof. Unless the Optionee's Option agreement specifically addresses the matter and expressly provides otherwise, after the severance of the employment or affiliation relationship between the Company and the Optionee, the Optionee shall have the right, at any time prior to the termination of the Option, to exercise the Option solely to the extent the Optionee was entitled to exercise it immediately prior to the date of such severance. In the event of the death of the holder of an Option while in the employ or affiliation of the Company and before the date of expiration of such Option, such Option shall terminate on the earlier of such date of expiration or six months following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the Option, in whole (subject to the provisions of Paragraph 8 hereof, but without regard to any limitation set forth in or imposed pursuant to Paragraph 9 hereof) or in part. An employment or affiliation relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by or affiliated with the Company, by any Parent or Subsidiary, by a corporation issuing or assuming a common stock option in a transaction to which Section 424(a) of the Code, applies, or by a Parent or Subsidiary corporation of such corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of Parent and Subsidiary specified in Section 2 of this Plan, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

                  (b) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii) other Shares which (A) have been owned by the
Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (iv) consideration received by the Company under a
cashless exercise program implemented by the Company in connection with the Plan;

                           (v) any combination of the foregoing methods of
payment; or

                           (vi) such other consideration and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

         11. STOCK PURCHASE RIGHTS.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Committee, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Committee.

                  (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee.

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

                  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

         12. STOCK AWARDS. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to a Service Provider subject to such terms and conditions as the Committee sets forth in a Stock Award Agreement evidencing such grant. The grant of Stock Awards shall be subject to the following provisions:

                  (a) At the time a Stock Award is made, the Committee shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Stock Award Shares.

                  (b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

                  (c) Unless otherwise provided by the Committee, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

                  (d) Unless otherwise provided by the Stock Award Agreement, any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee terminates employment or his consultancy arrangement with the Company or its subsidiaries for any reason prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan.

                  (e) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee's request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

         13. UNRESTRICTED SHARES. The Committee may grant Unrestricted Shares in accordance with the following provisions:

                  (a) The Committee may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

                  (b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

         14. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted by the Committee either alone, in addition to, or in tandem with other Awards granted under the Plan. Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:

                  (a) Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Committee.

                  (b) The Award Date (i.e., the date of grant) of a Stock Appreciation Right shall be the date specified by the Committee, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted. The Award Date of a Stock Appreciation Right shall not be prior to the date on which the recipient commences providing services as a Service Provider. The term of each Stock Appreciation Right shall be determined by the Committee, but shall not exceed ten years from the date of grant. Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Committee. Unless otherwise specified by the Committee, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

                  (c) A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Committee. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof.

                  (d) A Stock Appreciation Right shall be exercisable for Shares only. The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing:

                           (A) the number of Shares for which the Stock
Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the "appreciation per Share" shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by

                           (B) the Fair Market Value of a Share on the exercise
date.

         15. NON-TRANSFERABILITY. Unless determined otherwise by the Committee, an Option, Stock Purchase Right or Stock Appreciation Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Committee makes an Option, Stock Purchase Right or Stock Appreciation Right transferable, such Option, Stock Purchase Right or Stock Appreciation Right shall contain such additional terms and conditions as the Committee deems appropriate. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

         16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, Stock Appreciation Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, Stock Appreciation Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Stock Appreciation Right, Restricted Stock Purchase Agreement or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option, Stock Purchase Right or Stock Appreciation Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

                  (b) Corporate Transactions. If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities (each such event a "Corporate Transaction Event") then (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option, Stock Purchase Right or Stock Appreciation Right shall be entitled, upon exercise of such Option, Stock Purchase Right or Stock Appreciation Right to receive, in lieu of Shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, such holder had been the holder of record of a number of Shares of Common Stock equal to the number of shares as to which such Option, Stock Purchase Right and Stock Appreciation Right may be exercised; (ii) the Board may waive any limitations set forth in or imposed pursuant hereto so that all Options, Stock Purchase Rights and Stock Appreciation Rights from and after a date prior to the effective date of such Corporate Transaction Event, as specified by the Board, shall be exercisable in full; and (iii) all outstanding Options, Stock Purchase Rights and Stock Appreciation Rights may be canceled by the Board as of the effective date of any such Corporate Transaction Event.

                  In the event of a Corporate Transaction Event, then, absent a provision to the contrary in any particular Restricted Stock Purchase Agreement or Stock Award (in which case the terms of such Restricted Stock Purchase Agreement or Stock Award shall supersede each of the provisions of this paragraph which are inconsistent with such Restricted Stock Purchase Agreement or Stock Award), each outstanding Restricted Stock Purchase Agreement and Stock Award shall be assumed or an equivalent agreement or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Committee determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent agreement or award for each outstanding Restricted Stock Purchase Agreement and Stock Award, all vesting periods and conditions under Restricted Stock Purchase Agreements and Stock Awards shall be deemed to have been satisfied, so long as at least ten days prior written notice of cancellation is provided to all Participants and they are provided with an opportunity to exercise any Awards simultaneously with or prior to the Corporate Transaction Event.

                  Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into sub shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock then subject to outstanding Options, Stock Purchase Rights and Stock Appreciation Rights.

         17. SUBSTITUTE OPTIONS. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

         18. DATE OF GRANT. The date of grant of an Option, Stock Purchase Right, Stock Appreciation Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Committee makes the determination granting such Option, Stock Purchase Right, Stock Appreciation Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

         19. AMENDMENT AND TERMINATION OF THE PLAN. The Board may modify, revise or terminate this Plan at any time and from time to time, subject to the approval of the Company's stockholders to the extent required by Applicable Laws; provided, however, that no such modification, revision, or termination of the Plan may impair the rights of any Participant without the Participant's written consent. All Awards granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Awards outstanding under this Plan at the time of such amendment, modification or revision.

         20. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Purchase Right or Stock Appreciation Right unless such grant or the exercise of such Option, Stock Purchase Right or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option, Stock Purchase Right or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option, Stock Purchase Right or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                  (c) Additional Conditions. The Committee shall have the authority to condition the grant of any Award or rights under any Restricted Stock Purchase Agreement in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute non-compete, non-solicitation and non-disclosure covenants.

                  (d) Trading Policy Restrictions. Option, Stock Purchase Right and Stock Appreciation Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Committee.

         21. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         22. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         23. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option, Stock Purchase Right or Stock Appreciation Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 23 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 23.

         24. WITHHOLDING; NOTICE OF SALE. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

         25. ARBITRATION OF DISPUTES. Any controversy arising out of or relating to this Plan or an Option or other Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

         26. GOVERNING LAW. This Plan shall be governed by the laws of the State of Delaware, without regard to conflict of law principles.

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               ASTA FUNDING, INC.
                                  March 1, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

THE BOAED OF DIRECTORS RECOMMENDS A VOTE "FOR" LISTED NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. Election of Directors:

                                 NOMINEES:
                                 ---------

|_| FOR ALL NOMINEES             O Gary Stern
                                 O Arthur Stern

|_| WITHHOLD AUTHORITY           O Herman Badillo
    FOR ALL NOMINEES             O David Slackman
                                 O Edward Celano
|_| FOR ALL EXCEPT
    (See instructions below)     O Harvey Leibowitz
                                 O Alan Rivera
                                 O Louis A. Piccolo

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O

2. Approve adoption of the Asta Funding, Inc. Equity    For   Against   Abstain
   Compensation Plan                                    |_|     |_|        |_|
--------------------------------------------------------------------------------

To change the address on your account, please check the box at right     ------
and indicate your new address in the address space above. Please         |    |
note that changes to the registered name(s) on the account may not       |    |
be submitted via this method.                                            ------

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN NAMED AT LEFT, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.


Signature of Stockholder_____________________________________  Date:___________

Signature of Stockholder_____________________________________  Date:___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.